Dreyfus Premier
High Yield
Securities Fund

SEMIANNUAL REPORT April 30, 2001
(reg.tm)




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents
                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Financial Futures

                            13   Statement of Securities Sold Short

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------
                                 Back Cover


                                                                       The Fund
                                                                Dreyfus Premier
                                                     High Yield Securities Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

This  is  the  semiannual report for Dreyfus Premier High Yield Securities Fund, covering the six-month period from November 1, 2000 through April 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, who leads the Dreyfus Taxable Fixed Income Team that manages the fund. As of March 28, 2001 the Dreyfus Taxable Fixed Income Team began managing the fund's portfolio. High quality bonds generally provided attractive returns over the six-month reporting period, but lower quality bonds generally languished. Slowing economic growth and lower short-term interest rates helped boost the value of interest-rate-sensitive bonds, such as U.S. Treasury securities, as did robust demand from investors fleeing the uncertainty of a falling stock market. However, these same conditions hurt the performance of many credit-sensitive bonds, including high yield corporate securities.

In our view, these divergent results indicate the importance of diversifying among different types of investments and within an asset class. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We  encourage  you  to contact your financial advisor for more information about
ways   to  refine  your  investment  strategies  in  the  current  environment.
Thank you for your continued confidence and support.

Sincerely,
Stephen E. Canter

President and Chief Investment Officer
The Dreyfus Corporation

May 14, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team
How did Dreyfus Premier High Yield Securities Fund perform relative to its benchmark?

For the six-month period ended April 30, 2001, the fund achieved a total return of -18.58% for Class A shares, -18.83% for Class B shares, -18.93% for Class C shares and -18.13% for Class T shares. The fund's Class A, B, C and T shares also produced aggregate income dividends of $0.5726, $0.5392, $0.5535 and $0.5630, respectively.(1) This compares with a 2.63% return for the fund's benchmark, the Merrill Lynch High Yield Master II Index, over the same period.(2)

We attribute the fund's weak performance to its focus on high yield bonds in the lower credit quality categories; mainly, CCC. Lower rated bonds fell more sharply, and later recovered less fully, than bonds in the higher "junk bond"
ratings    categories.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income. To do so, we invest in high yield fixed-income securities, including convertibles, preferred stocks and warrants, and other sectors of the fixed-income market place. Issuers of below investment-grade securities may be in the early stages of development or may have highly leveraged balance sheets. To attract buyers and compensate them for assuming greater risks, the issuer must offer higher interest rates than those offered by more established companies.

In making our investment decisions, we review the securities issued by a wide range of firms, including new companies, companies breaking into new industries, and companies that, while fundamentally sound, have experienced financial difficulty. Our approach to selecting individual issues is based on intensive credit analysis -- our projection of each issuer's ability to repay its debt. We attempt to add balance to our portfolio by purchasing the securities of more established companies, which generally tend to operate in more stable markets with relatively predictable consumer demand. Compared to the fund's management


                                                                 The    Fund




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

approach prior to the Dreyfus Taxable Fixed Income Team assuming management of the fund, this marks a shift in investment strategy.

In each case, our emphasis is on uncovering out-of-favor companies that we believe are undervalued. We search for likely changes in ownership, management, or corporate strategy -- events that could lead the market to discover the value
we   have   seen   and   create   the   potential   for   price   appreciation.
Historically, seeking out and investing in such out-of-favor companies has increased the fund's total return potential, but it also has resulted in greater volatility of returns and is a contributing factor in the fund's relative underperformance during this reporting period. Under the management of the Dreyfus Taxable Fixed Income Team although, as compared with the fund's prior investment manager, significantly different strategies are used to identify "undervalued" securities for investment and also mark a major change in the fund's overall security selection process.

What other factors influenced the fund's performance?

The period was exceptionally difficult for bonds rated single-B and lower, where the fund's investments have been heavily concentrated. This difficulty was partly the result of a weakening economy and a rising number of defaults In addition, since the near collapse of a leading hedge fund in 1998, institutional investors have reduced their high yield market activities. These investors apparently believed that other alternatives offered better opportunities with fewer risks. As a result, liquidity -- the ability to buy and sell securities quickly and easily -- declined due to decreased activity within the high yield market. Liquidity problems have proven most severe for lower rated bonds, making it difficult to sell them at reasonable prices. Liquidity is less for lower rated credits than for higher rated credits.
The bond market overall was driven by investor demand, but it was investment-grade bonds that were favorably viewed because they seemed better positioned to weather an economic downturn should that occur. Lower rated bonds, including many of the fund' s holdings, did not benefit from the increase in investor interest in the bond market. However, we believe that an end to the market' s doldrums may be in sight because we believe that investors have
demonstrated    a    renewed    appetite    for

(PAGE)

higher quality high yield bonds. The U.S. economy has slowed dramatically, as evidenced by lackluster retail sales, warnings of lower corporate earnings, declining consumer confidence and a falling stock market. In an attempt to jump-start a protracted slowdown, the Federal Reserve Board lowered short-term interest rates by 50 basis points on January 3, 2001. This initial interest-rate reduction was followed by three more rate reductions during the remainder of the reporting period, each by 50 basis points, for a total reduction of 200 basis points.

What is the fund's current strategy?

We have recently attempted to improve the fund's credit quality, focusing on bonds with single-A, triple-B and single-B ratings. We have found particularly attractive values among investment-grade bonds, which are generally rated triple-B and higher. These bonds are at historically wide levels, making them attractive from a yield perspective. Investment-grade bonds also help to improve liquidity by investing in issues that meet certain minimum size requirements, and by limiting the number of bonds from any single issue. The effects of the interest-rate reductions should be felt first in the higher rating categories. That is why our current focus has been there. Our intention is to allocate a portion of the fund' s assets to investment-grade bonds to improve the fund's overall credit quality which, because the fund is a "junk bond" fund, generally will remain below investment grade.(3) We believe that the fund's share price could benefit from a higher quality allocation. Of course, there is no guarantee that this will occur.
May 14, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. (2) SOURCE:
     BLOOMBERG L. P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.
     (3) WHILE THE FUND IS NOT REQUIRED TO MAINTAIN AN OVERALL AVERAGE CREDIT QUALITY, AT LEAST 65% OF ITS ASSETS MUST BE INVESTED IN FIXED-INCOME SECURITIES OF BB OR LOWER ("JUNK") CREDIT QUALITY. The Fund


STATEMENT OF INVESTMENTS

April 30, 2001 (Unaudited)


                                                                                              Principal
BOND AND NOTES--56.1%                                                                          Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AIRCRAFT AND AEROSPACE--1.7%

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,
   Cl. D, 12.75%, 2006                                                                          859,786                  786,705

BE Aerospace,
   Sr. Sub. Notes, 8.875%, 2011                                                                 284,000  (a)             286,840
Stellex Industries,
   Sr. Sub. Notes, Ser. B, 9.5%, 2007                                                         2,000,000  (b)              20,000

                                                                                                                       1,093,545
BROADCASTING--3.3%

Acme Intermediate Holdings/Finance,
   Sr. Secured Discount Notes, Ser. B, 0/12%, 2005                                            1,200,000  (c)             816,000
CD Radio,
   Sr. Discount Notes, 0/15%, 2007                                                            4,000,000  (c)           1,350,000

                                                                                                                       2,166,000
CABLE TELEVISION--3.2%
Ono Finance,
   Sr. Notes, 14%, 2011 (Units)                                                               1,000,000  (a,d)           895,000

Supercanal Holdings,
   Sr. Notes, 11.5%, 2005                                                                     2,000,000  (a,b)           305,000

UIH Australia/Pacific:
   Sr. Discount Notes, Ser. B, 0/14%, 2006                                                    1,380,000  (c)             627,900

   Sr. Discount Notes, Ser. D, 0/14%, 2006                                                      670,000  (c)             304,850

                                                                                                                       2,132,750

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--3.0%
Structured Asset Securities, REMIC:
   Ser. Greenpoint 1996-A, Cl. B5, 8.32%, 2027                                                  266,908  (a,e)           202,851

   Ser. Greenpoint 1996-A, Cl. B6, 8.32%, 2027                                                  235,129  (a,e)            70,490

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,750,000  (a)           1,711,096

                                                                                                                       1,984,437
CONSTRUCTION--4.1%
American Eco,
   Sr. Notes, Ser. B, 9.625%, 2008                                                            4,000,000  (b)              55,000
Kaiser Group Holdings,
   Sr. Sub. Notes, 13%, 2003                                                                  9,023,000  (b)           2,616,670

                                                                                                                      2,671,670
CONSUMER--1.1%
Sleepmaster,
   Sr. Sub. Notes, Ser. B, 11%, 2009                                                            149,000                  115,475

Syratech,
   Sr. Notes, 11%, 2007                                                                       1,000,000                  626,250

                                                                                                                         741,725




                                                                                              Principal
BOND AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ENERGY--.1%
Petsec Energy,
   Sr. Sub. Notes, Ser. B, 9.5%, 2007                                                         2,600,000  (b)              52,000
ENTERTAINMENT--5.4%
American Skiing,
   Sr. Sub. Notes, Ser. B, 12%, 2006                                                          1,500,000                1,042,500
Booth Creek Ski Holdings,
   Sr. Notes, Ser. B, 12.5%, 2007                                                             3,000,000                2,482,500

                                                                                                                       3,525,000
FINANCE--.2%
Case Credit,
   Notes, 6.75%, 2007                                                                           250,000                  168,750
INDUSTRIAL--1.1%
Allied Waste N.A.,
   Gtd. Sr. Notes, Ser. B, 7.625%, 2006                                                         198,000                  196,020
Terex,
   Sr. Sub. Notes, 10.375%, 2011                                                                506,000  (a)             518,650
                                                                                                                         714,670

MEDIA/ENTERTAINMENT--.2%
Tri-State Outdoor Media Group,
   Sr. Notes, 11%, 2008                                                                         132,000                  106,260
METALS--2.1%
Dresser,
   Sr. Sub. Notes, 9.375%, 2011                                                                 624,000  (a)             639,600
Metal Management,
   Sr. Secured Notes, 12.75%, 2004                                                            1,000,000  (b)             750,000

                                                                                                                       1,389,600
OIL--4.7%
Belden & Blake,
   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                       2,650,000                2,186,250
Wiser Oil,
   Sr. Sub. Notes, 9.5%, 2007                                                                 1,000,000                  860,000
                                                                                                                       3,046,250

PUBLISHING--.4%
WAM ! NET,
   Sr. Discount Notes, 0/13.25%, 2005                                                         1,750,000  (c)             262,500
RENTAL/AUTOMOTIVE EQUIPMENT--1.0%
United Rentals:
   Sr. Notes, 10.75%, 2008                                                                      300,000  (a)             303,375

   Sr. Notes, Ser. B, 9.5%, 2008                                                                399,000                  351,120

                                                                                                                         654,495
                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)
                                                                                             Principal
BOND AND NOTES (CONTINUED)                                                                    Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--5.6%

Chase Mortgage Finance,
   Ser. 1994-E, Cl. B6, 6.25%, 2010                                                             300,760  (a)             106,394

Citicorp Mortgage Services,
   REMIC, Ser. 1994-9, Cl. B2, 5.75%, 2009                                                      339,087  (a)             115,219

GE Capital Mortgage Services, REMIC:
   Ser. 1993-13, Cl. B5, 6%, 2008                                                               326,751  (a)             115,997

   Ser. 1994-15, Cl. B5, 6%, 2009                                                               532,252  (a)             186,732

   Ser. 1994-21, Cl. B5, 6.5%, 2009                                                             554,147  (a)             202,725

   Ser. 1996-10, Cl. B5, 6.75%, 2011                                                            286,722  (a)              99,457

   Ser. 1996-12, Cl. B5, 7.25%, 2011                                                            336,479  (a)             119,380

   Ser. 1996-14, Cl. 2B5, 7.25%, 2011                                                           197,784  (a)              69,554

   Ser. 1997-11, Cl. B4, 7%, 2027                                                               723,819  (a)             622,378
MORSERV,
   Ser. 1996-1, Cl. B5, 7%, 2011                                                                374,231  (a)             141,428

Norwest Asset Securities:
   Ser. 1996-8, Cl. B4, 7.5%, 2026                                                              120,402  (a)             104,318

   Ser. 1996-8, Cl. B5, 7.5%, 2026                                                              179,441  (a)              64,001

   Ser. 1997-11, Cl. B4, 7%, 2027                                                               239,996  (a)             193,282

   Ser. 1997-11, Cl. B5, 7%, 2027                                                               359,994  (a)             122,173

   Ser. 1997-15, Cl. B4, 6.75%, 2012                                                            357,677  (a)             304,089

   Ser. 1997-15, Cl. B5, 6.75%, 2012                                                            214,408  (a)              70,576

   Ser. 1997-16, Cl. B5, 6.75%, 2027                                                            289,415  (a)              95,869
Prudential Home Mortgage Securites,
   REMIC, Ser. 1996-7, Cl. B5, 6.75%, 2011                                                      703,187  (a)             243,185

Residential Accredit Loans, REMIC:
   Ser. 1997-QS6, Cl. B2, 7.5%, 2012                                                            133,656  (a)             117,297

   Ser. 1997-QS6, Cl. B3, 7.5%, 2012                                                            267,772  (a)              93,274

Residential Funding Mortgage Securities I,
   Ser. 1997-S15, Cl. B2, 7%, 2027                                                              755,641  (a)             492,520

                                                                                                                       3,679,848
TELECOMMUNICATION/CARRIERS--12.9%
Bestel,

   Sr. Discount Notes, 0/12.75%, 2005                                                         4,000,000  (c)           2,490,000
DTI Holdings,
   Sr. Discount Notes, Ser. B, 0/12.5%, 2008                                                  2,375,000  (c)             875,781

E. Spire Communications,
   Sr. Discount Notes, 0/12.75%, 2006                                                         3,550,000  (b,c)           443,750

MGC Communications,
   Sr. Secured Notes, Ser. B, 13%, 2004                                                       4,000,000                2,420,000

Northeast Optic Network,
   Sr. Notes, 12.75%, 2008                                                                    2,000,000                  830,000




                                                                                               Principal
BOND AND NOTES (CONTINUED)                                                                    Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION/CARRIERS (CONTINUED)

Poland Telecom Finance,
   Sr. Notes, Ser. B, 14%, 2007                                                               6,750,000  (b)             101,250

RCN,
   Sr. Notes, 10%, 2007                                                                       2,000,000                  670,000

Verado Holdings,
   Sr. Discount Notes, 0/13%, 2008                                                            4,500,000  (c)             618,750

                                                                                                                       8,449,531
TRANSPORTATION--1.0%

Fine Air Services,
   Sr. Notes, 9.875%, 2008                                                                    5,246,875  (b)             225,000

Terminal Railroad Association,
   First Mortgage, 4%, 2019                                                                     545,000                  401,997

                                                                                                                         626,997
WIRELESS COMMUNICATIONS--3.6%
Comunicacion Celular,

   Sr. Discount Notes, 14.125%, 2005                                                          2,750,000  (a)           2,234,375

Motient
   Sr. Notes, Ser. B, 12.25%, 2008                                                              500,000                  115,000

                                                                                                                       2,349,375
YANKEE--1.4%

HMV Media Group,
   Sr. Sub. Notes, Ser. B, 10.25%, 2008                                                         564,000                  282,705

Telesystem International Wireless:
   Sr. Discount Notes, Ser. B, 0/13.25%, 2007                                                 1,400,000  (c)             224,000

   Sr. Discount Notes, Ser. C, 0/10.5%, 2007                                                  2,500,000  (c)             400,000

                                                                                                                         906,705
TOTAL BONDS AND NOTES
   (cost $78,109,457)                                                                                                 36,722,108

------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--27.4%                                                                          Shares  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--11.4%

Granite Broadcasting,
   Cum., $127.50                                                                                  2,559                  473,415

Paxson Communications:
   Cum., $1,325                                                                                     485                4,607,500

   Cum. Conv., $975                                                                                 257  (a)           2,351,593

                                                                                                                       7,432,508
                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

PREFERRED STOCKS (CONTINUED)                                                                   Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION--.6%

FWT, Ser. A,
   Cum., $.10                                                                                   933,333                  420,000

ENERGY--2.9%

Premcor USA,
   Cum., $115                                                                                     3,693                  738,600

TNP Enterprises, Ser. D,
   Cum., $145                                                                                     1,126                1,159,780

                                                                                                                       1,898,380
PAPER AND PACKAGING--1.2%

SF Holdings Group:
   Cum., $1,375                                                                                      44  (a)             242,000

   Ser. B, Cum., $1,375                                                                             100                  550,000

                                                                                                                         792,000
PUBLISHING--4.6%

Day International Group,
   Cum., $122.50                                                                                  4,474                2,997,580

TELECOMMUNICATION/CARRIERS--2.8%

Adelphia Business Solutions, Ser. B,
   Cum., $128.75                                                                                  1,559                  475,495

XO Communications, Ser. B,
   Cum., $135                                                                                     8,032                1,325,280
                                                                                                                       1,800,775
WIRELESS COMMUNICATIONS--3.9%

Crown Castle International,
   Cum., $127.50                                                                                  2,649                2,529,795

TOTAL PREFERRED STOCKS
   (cost $30,472,288)                                                                                                 17,871,038
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--1.4%
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--.0%
Glasstech (warrants)                                                                              2,000  (f)               1,000

BROADCASTING--.6%
Spanish Broadcasting System, Cl. A                                                               64,200  (a,f)           390,336

CONSTRUCTION--.0%

FWT, Cl. A                                                                                       93,333  (f)              18,667


COMMON STOCKS (CONTINUED)                                                                          Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
OIL--.4%
Key Energy Services (warrants)                                                                    2,000  (f)             231,700

PAPER AND PACKAGING--.0%
SF Holdings Group, Cl. C                                                                            370  (a,f)             1,850

PUBLISHING--.0%
WAM ! NET (warrants)                                                                              5,250  (a,f)                53

SUPERMARKETS--.0%
Electronic Retailing Systems International (warrants)                                             1,250  (f)                  13

TELECOMMUNICATION/CARRIERS--.3%
Adelphia Business Solutions                                                                       6,060  (f)              25,755

Bestel (warrants)                                                                                 5,000  (a,f)            60,000

MPower Communications                                                                            48,528  (a,f)           106,762

Poland Telecom Finance (warrants)                                                                 6,750  (a,f)                67

Verado Holdings, Cl. B                                                                           43,451  (f,h)             8,256

                                                                                                                         200,840

TRANSPORTATION--.0%
@Track Communications (warrants)                                                                  4,000  (a,f)             8,000

UTILITIES--.0%
TNP Enterprises (warrants)                                                                        1,000  (a,f)             3,000

WIRELESS COMMUNICATIONS--.1%
Comunicacion Celular (warrants)                                                                   1,000  (a,f)                10

Motient                                                                                           7,660  (f)               8,196

Occidente y Caribe Celular (warrants)                                                             7,640  (a,f)            69,715

                                                                                                                          77,921
TOTAL COMMON STOCKS
   (cost $678,773)                                                                                                       933,380
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Principal
SHORT-TERM INVESTMENTS--11.2%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--11.0%

Dow Chemical,
   4.66%, 5/1/2001                                                                            1,015,000                1,015,000

Morgan Stanley Dean Witter,
   4.65%, 5/1/2001                                                                            3,200,000                3,200,000

San Paolo U.S. Financial
   4.68%, 5/1/2001                                                                            3,000,000                3,000,000

                                                                                                                       7,215,000

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                 Principal
SHORT-TERM INVESTMENTS (CONTINUED)                                                                Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS--.2%
   3.95%, 5/31/2001                                                                              80,000  (g)              79,751

   3.96%, 7/12/2001                                                                              75,000  (g)              74,438

                                                                                                                         154,189
TOTAL SHORT-TERM INVESTMENTS
   (cost $7,369,143)                                                                                                   7,369,189
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $116,629,661)                                                             96.1%               62,895,715

CASH AND RECEIVABLES (NET)                                                                         3.9%                2,530,276

NET ASSETS                                                                                       100.0%               65,425,991

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2001, THESE SECURITIES AMOUNTED TO $14,080,511 OR 21.5% OF NET ASSETS.

(B)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(D)  WITH EQUITY VALUE  CERTIFICATES  ATTACHED.  THE EQUITY  VALUE  CERTIFICATES
     EVIDENCE THE RIGHT TO RECEIVE THE CASH VALUE OF 48.895  ORDINARY  SHARES OF
     CABLEUROPA.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  NON-INCOME PRODUCING SECURITY.

(G)  HELD BY THE BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(H)  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  INVESTMENTS  IN  RESTRICTED
     SECURITIES, WITH AN AGGREGATE VALUE OF $8,256 REPRESENTS APPROXIMATELY .01%
     OF NET ASSETS:



                                                 Acquisition             Purchase
Issuer                                                  Date            Price ($)           Net Assets (%)     Valuation ($)((+))
------------------------------------------------------------------------------------------------------------------------------------

Verado Holdings, Cl. B                             8/24/2000                  .01                      .01                 8,256

((+))  THE VALUATION OF THIS SECURITY HAS BEEN DETERMINED IN GOOD FAITH UNDER
       THE DIRECTION OF THE BOARD OF TRUSTEES.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

April 30, 2001 (Unaudited)


                                                                                         Unrealized
                                                    Market Value                       Appreciation
                                                      Covered by                      (Depreciation)
                                            Contracts  Contracts ($)  Expiration    at 4/30/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES (LONG)
U.S. Treasury 20 Year Bonds                        74   7,434,688       June 2001           (32,406)

FINANCIAL FUTURES (SHORT)
Euro Dollar (90 Day Interest)                      70  16,763,250       September 2001       (9,187)

U.S. Treasury 5 Year Notes                         74   7,705,250       June 2001            37,109
                                                                                             (4,484)


SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF SECURITIES SOLD SHORT
April 30, 2001 (Unaudited)

COMMON STOCKS                                           Shares  Value ($)
--------------------------------------------------------------------------------
MPower Communications                                   36,000  75,600
  (proceeds $1,537,500)
SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)
                                                             Cost  Value
--------------------------------------------------------------------------------
ASSETS ($):
Investments in securities--See Statement of Investments  116,629,661  62,895,71
Cash                                                                     85,503

Receivable from brokers for proceeds on securities sold short         1,537,500

Receivable for investment securities sold                             1,465,170

Dividends and interest receivable                                       921,522

Receivable for shares of Beneficial Interest subscribed                 173,021

Receivable for futures variation margin--Note 4(a)                       13,937

Paydowns receivable                                                      12,081

Prepaid expenses and other assets                                         9,121
                                                                     67,113,570
--------------------------------------------------------------------------------
LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            70,578

Payable for investment securities purchased                           1,421,364

Securities sold short, at value (proceeds $1,537,500)--
  See Statement of Securities Sold Short                                 75,600

Payable for shares of Beneficial Interest redeemed                       72,146

Interest payable--Note 2                                                  1,182

Accrued expenses                                                         46,709

                                                                      1,687,579
--------------------------------------------------------------------------------
NET ASSETS ($)                                                       65,425,991
--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):
Paid-in capital                                                     158,703,660

Accumulated undistributed investment income--net                        618,229

Accumulated net realized gain (loss) on investments and financial futures
                                                           (41,619,368)
Accumulated net unrealized appreciation (depreciation)
  on investments and securities sold short
  [including ($4,484) net unrealized (depreciation)
  on financial futures]--Note 4(b)                                 (52,276,530)
--------------------------------------------------------------------------------
NET ASSETS ($)                                                       65,425,991

NET ASSET VALUE PER SHARE



                                                       Class A    Class B       Class C                Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      57,594,330  5,904,702     1,710,901                216,058

Shares Outstanding                                   8,778,427    904,935       263,291             32,810.619
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             6.56       6.53          6.50                   6.59



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME ($):
INCOME:
Interest                                                             4,417,461

Cash dividends                                                       1,355,519

TOTAL INCOME                                                         5,772,980

EXPENSES:
Management fee--Note 3(a)                                              236,888

Shareholder servicing costs--Note 3(c)                                 138,966

Interest expense--Note 2                                                74,494

Registration fees                                                       37,758


Distribution fees--Note 3(b)                                            22,338

Professional fees                                                       16,865

Prospectus and shareholders' reports                                    13,680

Custodian fees--Note 3(c)                                                8,361

Trustees' fees and expenses--Note 3(d)                                   4,438

TOTAL EXPENSES                                                         553,788

INVESTMENT INCOME--NET                                               5,219,192

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):
Net realized gain (loss) on investments and securities sold short  (15,052,151)

Net realized gain (loss) on financial futures                          (31,269)

NET REALIZED GAIN (LOSS)                                           (15,083,420)

Net unrealized appreciation (depreciation) on investments
  and securities sold short [including ($4,484) net unrealized
  (depreciation) on financial futures)                              (6,156,377)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (21,239,797)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (16,020,605)

SEE NOTES TO FINANCIAL STATEMENTS.
                                                             The Fund




STATEMENT OF CHANGES IN NET ASSETS
                                         Six Months Ended
                                           April 30, 2001         Year Ended
                                              (Unaudited)  October 31, 2000(a,b)
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                          5,219,192           16,989,872

Net realized gain (loss) on investments       (15,083,420)         (15,006,394)
Net unrealized appreciation

   (depreciation) on investments               (6,156,377)         (14,844,593)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (16,020,605)         (12,861,115)

--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):
Investment income--net:
Class A shares                                 (5,074,415)         (18,374,288)

Class B shares                                   (322,803)            (240,348)

Class C shares                                    (90,244)             (47,309)

Class T shares                                    (12,309)              (9,894)
TOTAL DIVIDENDS                                (5,499,771)         (18,671,839)

--------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS ($):
Net proceeds from shares sold:
Class A shares                                  8,000,037           44,120,477

Class B shares                                  4,832,848            6,238,850

Class C shares                                  1,650,081            1,170,867

Class T shares                                    144,339              158,984
Dividends reinvested:
Class A shares                                  2,826,912           10,589,264

Class B shares                                    109,555              120,441

Class C shares                                     22,105               15,926

Class T shares                                      4,715                2,808

Cost of shares redeemed:
Class A shares                                (16,070,978)         (84,077,533)

Class B shares                                 (2,293,129)            (691,340)

Class C shares                                   (191,315)            (450,611)

Class T shares                                    (10,745)                  --

Redemption fee                                         --                3,421
INCREASE (DECREASE) IN NET ASSETS

   FROM BENEFICIAL INTEREST TRANSACTIONS         (975,575)         (22,798,446)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (22,495,951)         (54,331,400)
--------------------------------------------------------------------------------
NET ASSETS ($):
Beginning of Period                            87,921,942          142,253,342

END OF PERIOD                                  65,425,991           87,921,942

Undistributed investment income--net              618,229              898,808

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000, FOR CLASS B, CLASS C AND CLASS T SHARES.

(B) ON MARCH 1, 2000, OUTSTANDING SHARES WERE RECLASSIFIED AS CLASS A SHARES. SEE NOTES TO FINANCIAL STATEMENTS.

                                         Six Months Ended
                                           April 30, 2001          Year Ended
                                              (Unaudited)   October 31, 2000(a,b
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                     1,081,188           3,860,943

Shares issued for dividends reinvested            398,290             989,036

Shares redeemed                               (2,164,266)          (7,735,870)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (684,788)          (2,885,891)

--------------------------------------------------------------------------------
CLASS B

Shares sold                                       648,207             605,966

Shares issued for dividends reinvested             15,790              12,506

Shares redeemed                                  (304,032)            (73,502)


NET INCREASE (DECREASE) IN SHARES OUTSTANDING     359,965             544,970
--------------------------------------------------------------------------------
CLASS C

Shares sold                                       219,035             116,120

Shares issued for dividends reinvested              3,196               1,569


Shares redeemed                                   (26,474)            (50,155)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     195,757              67,534

--------------------------------------------------------------------------------
CLASS T

Shares sold                                        19,242              14,125

Shares issued for dividends reinvested                684                 253
Shares redeemed                                    (1,493)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      18,433              14,378


(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000, FOR CLASS B, CLASS C, AND CLASS T SHARES.

(B) ON MARCH 1, 2000, OUTSTANDING SHARES WERE RECLASSIFIED AS CLASS A SHARES. SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

Six Months Ended



                          April 30, 2001                   Year Ended October 31,
-------------------------------------------------------------------------------------------
Class A Shares                (Unaudited)       2000      1999      1998     1997    1996a
-------------------------------------------------------------------------------------------
Per Share Data ($):

Net asset value,
  beginning of period               8.72       11.52     11.06     14.76    13.83    12.50
Investment Operations:

Investment income--net               .55        1.50      1.55      1.55     1.58      .69
Net realized and unrealized
  gain (loss) on investments       (2.14)      (2.69)      .48     (3.69)    1.05     1.19

Total from Investment Operations   (1.59)      (1.19)     2.03     (2.14)    2.63     1.88

Distributions:
Dividends from
  investment income--net            (.57)      (1.61)    (1.58)    (1.57)   (1.56)    (.55)
Dividends from net realized

  gain on investments              --          --        --         (.02)    (.23)   --

Total Distributions                 (.57)      (1.61)    (1.58)    (1.59)   (1.79)    (.55)

Redemption fees
  added to paid-in capital         --            .00b,c    .01c      .03c     .09c   --

Net asset value, end of period      6.56        8.72     11.52     11.06    14.76    13.83

-------------------------------------------------------------------------------------------

Total Return (%)                  (37.47)d,e  (12.19)d   19.61    (16.28)   21.13    25.14e
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):

Ratio of operating expenses

  to average net assets             1.25e       1.08      1.08      1.06      .71      .02e

Ratio of interest expense
  to average net assets              .21e        .13       .14       .15      .34      .27e

Ratio of net investment income
  to average net assets            14.38e      13.48     13.50     10.87    11.72    11.33e
Decrease reflected in
  above expense ratios
  due to undertakings by

  The Dreyfus Corporation          --          --        --        --         .43     1.55e

Portfolio Turnover Rate            37.95f      21.89     41.72    117.34   252.50   233.62f
-------------------------------------------------------------------------------------------

Net Assets, end of period
  ($ x 1,000)                     57,594      82,488   142,253   130,224  120,818   24,857

a  From March 25, 1996 (commencement of operations) to October 31, 1996.
b  Amount represents less than $.01 per share.
c  Based on average shares outstanding at each month end.
d  Exclusive of sales charge.
e  Annualized.
f  Not annualized.


See notes to financial statements.


Six Months Ended


                                                        April 30, 2001         Year Ended
Class B Shares                                              (Unaudited)  October 31, 2000a
-------------------------------------------------------------------------------------------
Per Share Data ($):

Net asset value, beginning of period                              8.67              11.94
Investment Operations:

Investment income--net                                             .50               1.12
Net realized and unrealized

  gain (loss) on investments                                     (2.10)             (3.19)

Total from Investment Operations                                 (1.60)             (2.07)
Distributions:


Dividends from investment income--net                             (.54)             (1.20)

Net asset value, end of period                                    6.53               8.67
-------------------------------------------------------------------------------------------
Total Return (%) b,c                                            (37.97)            (27.96)
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):

Ratio of operating expenses to average net assets c               2.00               1.86

Ratio of interest expense to average net assets c                  .17                .32

Ratio of net investment income
  to average net assets c                                        13.80              11.79

Portfolio Turnover Rate                                          37.95d             21.89
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                            5,905              4,724

a  From March 1, 2001 (commencement of initial offering) to October 31, 2000.
b  Exclusive of sales charge.
c  Annualized.
d  Not annualized.

See notes to financial statements.
                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
Six Months Ended
                                                        April 30, 2001         Year Ended
Class C Shares                                              (Unaudited)  October 31, 2000a
-------------------------------------------------------------------------------------------
Per Share Data ($):

Net asset value, beginning of period                              8.66              11.94
Investment Operations:

Investment income--net                                             .45                .98
Net realized and unrealized gain

  (loss) on investments                                          (2.06)             (3.07)

Total from Investment Operations                                 (1.61)             (2.09)
Distributions:

Dividends from investment income--net                             (.55)             (1.19)
Net asset value, end of period                                    6.50               8.66
-------------------------------------------------------------------------------------------
Total Return (%) b,c                                            (38.17)            (28.16)
-------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):

Ratio of operating expenses to average net assets c               2.03               1.93

Ratio of interest expense to average net assets c                  .11                .28

Ratio of net investment income

  to average net assets c                                        13.20              11.79

Portfolio Turnover Rate                                          37.95d             21.89
-------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         1,711                   585

a  From March 1, 2001 (commencement of initial offering) to October 31, 2000.
b  Exclusive of sales charge.
c  Annualized.
d  Not annualized.


See notes to financial statements.




                                                      Six Months Ended
                                                        April 30, 2001         Year Ended
Class T Shares                                              (Unaudited)  October 31, 2000a
--------------------------------------------------------------------------------------------
Per Share Data ($):

Net asset value, beginning of period                              8.70              11.94
Investment Operations:

Investment income--net                                             .52               1.20
Net realized and unrealized

  gain (loss) on investments                                     (2.07)             (3.23)

Total from Investment Operations                                 (1.55)             (2.03)
Distributions:

Dividends from investment income--net                             (.56)             (1.21)

Net asset value, end of period                                    6.59               8.70
--------------------------------------------------------------------------------------------
Total Return (%) b,c                                            (36.56)            (27.38)
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):

Ratio of operating expenses to average net assets c               1.66               1.33

Ratio of interest expense to average net assets c                  .14                .22

Ratio of net investment income
  to average net assets c                                        14.47              12.25

Portfolio Turnover Rate                                          37.95d             21.89
--------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                              216                125

a  From March 1, 2001 (commencement of initial offering) to October 31, 2000.
b  Exclusive of sales charge.
c  Annualized.
d  Not annualized.


See notes to financial statements.
                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier High Yield Securities Fund (the "fund" ) is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ("the Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.
(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.
In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for
Investment    Companies    (the "Guide" ). The

                                                                    The    Fund

(PAGE)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease net investment income with an offsetting increase to unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.
(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $26,532,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2000. If not applied, $7,297,000 of the carryover expires in fiscal 2006, $4,229,000 expires in fiscal 2007 and $15,006,000 expires in fiscal 2008.


NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a separate $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended April 30, 2001 was approximately $2,200,600, with a related weighted average annualized interest rate of 6.83%.
NOTE 3--Management Fee and Other Transactions With Affiliates:
(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly.

The Distributor retained $6,900 during the period ended April 30, 2001 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2001, Class B, Class C and Class T shares were charged $17,736, $4,408 and $194, respectively.
                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2001, Class A, Class B, Class C and Class T shares was charged $83,542, $5,912, $1,469 and $194, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2001, the fund was charged $26,388 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2001, the fund was charged $8,361 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2001, amounted to $26,938,020 and $42,715,278, respectively.

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. Securities sold short at April 30, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2001, are set forth in the Statement of Financial Futures.
                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) At April 30, 2001, accumulated net unrealized depreciation on investments, financial futures and securities sold short was $52,276,530, consisting of $3,047,316 gross unrealized appreciation and $55,323,846 gross unrealized depreciation.

At April 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                                           For More Information

                        Dreyfus Premier High Yield Securities Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  043SA0401